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                                                                  EXHIBIT 23.01

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into the Company's previously filed Registration Statement (File No. 333-65109) on Form S-8.

                                          Arthur Andersen LLP

San Jose, California
June 29, 1999